                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 WALGREEN CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ---------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------------


     (3) Filing Party:

         ---------------------------------------------------------------------


     (4) Date Filed:

         ---------------------------------------------------------------------

                         [WALGREENS DRUG STORES LOGO]

                                200 WILMOT ROAD
                           DEERFIELD, ILLINOIS 60015

                                                              November 19, 1996

Dear Walgreens Shareholder:

  You are cordially invited to our Annual Shareholders' Meeting on Wednesday, January 8, 1997, at 2:00 p.m., Central Standard Time. The meeting will again be held in the Arthur Rubloff Auditorium of the Art Institute of Chicago, Michigan Avenue and Adams Street. Please use the Columbus Drive entrance, located at the rear of the building.

  This year we will offer a sign language interpreter for the hearing-impaired. If you would like to take advantage of this service, please watch for a sign directing you to a special area the day of the meeting.

  We look forward to sharing news of our 22nd consecutive record year as well as our aggressive expansion into new and existing markets. We continue to invest heavily in the technology and innovative retail concepts which will enhance customer convenience and keep Walgreens Number One in its industry.

  We hope to see you January 8. Whether or not you plan to attend, it is important that you sign the enclosed proxy and return it to us as soon as possible so your shares will be represented. Meanwhile, our best wishes for a happy holiday season.

Sincerely,

[SIGNATURE C. R. WALGREEN III LOGO]         [SIGNATURE L. DANIEL JORNDT LOGO]
C. R. WALGREEN III                          L. DANIEL JORNDT
Chairman                                    President

                              [WALGREEN CO. LOGO]

                                200 WILMOT ROAD
                           DEERFIELD, ILLINOIS 60015

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD WEDNESDAY, JANUARY 8, 1997

To the Shareholders of Walgreen Co.:

  The Annual Meeting of Shareholders of WALGREEN CO., an Illinois corporation, will be held at the Arthur Rubloff Auditorium of the Art Institute of Chicago, Michigan Avenue and Adams Street, Chicago, Illinois, on Wednesday, January 8, 1997, at 2:00 P.M. Central Standard Time. The Annual Meeting is for the following purposes:

  (1) To elect nine directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

  (2) To consider and act upon a proposal to amend the Walgreen Co. Restricted Performance Share Plan;

  (3) To consider and act upon a proposal to amend the Walgreen Co. Executive Stock Option Plan;

  (4) To ratify the appointment of Arthur Andersen LLP as auditors; and

  (5) To transact such other business as may properly come before the meeting, or any adjournment thereof.

  Only shareholders of record at the close of business on November 12, 1996, are entitled to vote at the meeting.

  Shareholders are cordially invited to attend the Annual Meeting. If attending, you should bring the admission ticket attached to the enclosed proxy. Please sign, date and return the proxy in the envelope provided whether or not you plan to attend the Annual Meeting in person. The proxy may be revoked at any time before it is voted. If you are present at the meeting, you may vote your shares in person and the proxy will not be used.

  For further information concerning individuals nominated as directors, the Walgreen Co. Restricted Performance Share Plan, the Walgreen Co. Executive Stock Option Plan, the appointment of Arthur Andersen LLP as auditors and the use of the proxy, you are respectfully urged to read the proxy statement on the following pages.

  The Company's Annual Report to shareholders for 1996 is enclosed with this proxy statement.

                                     By order of the Board of Directors.
                                     [SIGNATURE JULIAN A. OETTINGER LOGO]
                                             Julian A. Oettinger
                                                  Secretary

November 19, 1996

                              [WALGREEN CO. LOGO]

                                200 WILMOT ROAD
                           DEERFIELD, ILLINOIS 60015

                                                              November 19, 1996

                                PROXY STATEMENT

  This proxy statement is being sent on November 19, 1996, in connection with the solicitation of proxies to be voted at the Annual Meeting of Shareholders of Walgreen Co. to be held on January 8, 1997, and further to inform the shareholders concerning the use of the proxy and the business to be transacted at the meeting.

  The enclosed proxy is solicited by the Board of Directors of the Company. The proxy may be revoked at any time before it is voted, provided that written notice thereof has been given to the Secretary of the Company. The items enumerated herein constitute the only business which the Board of Directors intends to present or is informed that others will present at the meeting. The proxy does, however, confer discretionary authority upon the persons named therein, or their substitutes, with respect to any other business which may properly come before the meeting. Shareholders are entitled to one vote for each share. Only shareholders of record at the close of business on November 12, 1996, are entitled to notice of, and to vote at, the meeting.

  The expenses in connection with the solicitation of proxies will be borne by the Company. Solicitation will be made by mail, but may in some cases also be made by telephone or personal call by officers, directors or regular employees of the Company who will not be specially compensated for such solicitation. The Company may request brokerage houses and other nominees or fiduciaries to forward copies of the Company's proxy material and Annual Report to beneficial owners of stock held in their names, and the Company may reimburse them for reasonable out-of-pocket expenses incurred in so doing. The Company has retained D.F. King & Co., Inc. to assist in solicitation for a fee not to exceed $7,500, plus reasonable expenses.

                             ELECTION OF DIRECTORS

  There are nine nominees for election to the Board of Directors. Theodore Dimitriou is retiring from the Board of Directors and is not standing for re-election. William C. Foote is being nominated for election to the Board of Directors for the first time this year.

  In the election of the Board of Directors, shareholders have the right to vote the number of shares owned by them for each of the nine nominees, or they may cumulate their votes and give nine votes to one nominee for each share owned, or they may distribute their votes on the same principal among as many nominees as they choose. Directors are elected by the votes of a majority of the shares represented in person or by proxy at the meeting. Withheld votes have the effect of votes against the election of directors. As of the close of business on November 12, 1996, the Company had outstanding 246,141,072 shares of Common Stock.

  Proxy votes will be cast for the election of the nominees named below to hold office for one year or until their successors are elected and qualified, but should any of such individuals unexpectedly become unavailable for election, the proxies reserve the right to nominate and vote for such other person as they shall designate.

  The following tabulation sets forth the names, ages, principal occupations and other information respecting the director nominees:

            NAMES AND AGES OF DIRECTOR NOMINEES,              PERIOD OF SERVICE
                THEIR PRINCIPAL OCCUPATIONS                   AS DIRECTOR BEGAN
                   AND OTHER INFORMATION                             IN
            ------------------------------------              -----------------
Charles R. Walgreen III, 61--Chairman of the Board and Chief        1963
 Executive Officer.
William C. Foote, 45--Chairman of the Board, Chief Executive
 Officer and President of USG Corporation (since April
 1996). From January 1996 through March 1996, Mr. Foote was
 Chief Executive Officer and President of USG Corporation.
 Mr. Foote was Chief Operating Officer and President of USG
 Corporation from January 1994 through December 1995; Chief
 Executive Officer and President of USG Interiors, Inc. from
 January 1993 through December 1993; and Chief Executive
 Officer and President of L&W Supply Corporation from
 September 1991 through December 1992. USG Corporation
 emerged from bankruptcy in May 1993, having filed a
 voluntary petition for reorganization in March 1993.
Mr. Foote is also a director of USG Corporation and GATX
 Corporation.
James J. Howard, 61--Chairman of the Board, Chief Executive         1986
 Officer and President of Northern States Power Company.
Mr. Howard is also a Director of Northern States Power
 Company, Honeywell Inc., Ecolab, Inc. and ReliaStar
 Financial Corp. (formerly NWNL Companies, Inc.)
Charles D. Hunter, 66--Retired Vice Chairman and Chief              1974
 Financial Officer.
L. Daniel Jorndt, 55--President and Chief Operating Officer.        1990
Cordell Reed, 58--Senior Vice President of Commonwealth             1994
 Edison Co.
Mr. Reed is also a director of LaSalle National Corporation,
 LaSalle National Bank, LaSalle National Trust Company and
 LaSalle Bank F.S.B.
John B. Schwemm, 62--Former Chairman and Chief Executive            1985
 Officer of
 R.R. Donnelley & Sons Company.
Mr. Schwemm is also a director of USG Corporation and
 William Blair Mutual Funds, Inc.
William H. Springer, 67--Former Vice Chairman of Ameritech          1988
 Corporation.
Mr. Springer is also a director of The Benchmark Funds,
 Goldman Sachs Investment Funds and Baker, Fentress and
 Company.
Marilou M. von Ferstel, 58--Executive Vice President and            1987
 General Manager of Ogilvy Adams & Rinehart (formerly Ogilvy
 & Mather, Inc.).
Ms. von Ferstel is also a director of Illinois Power
 Company.

       INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

  The Board of Directors met four times and there were 16 meetings of Board Committees during the 1996 fiscal year. All directors attended more than 75% of the aggregate of the meetings of the Board of Directors and the meetings of the Board Committees on which he or she served.

COMPENSATION OF DIRECTORS

  Full-time employees of the Company who serve as Directors receive only reimbursement of expenses incurred in attending meetings. During fiscal year 1996, Directors who were not employees received a quarterly retainer of $6,375 for Board service, a fee of $1,200 for each Board of Directors and Board Committee meeting attended, and reimbursement for expenses incurred in connection with such meetings.

  Mr. Hunter did not receive Director's fees; however, he received $146,667 in consulting fees from the Company during fiscal 1996 pursuant to a Consulting Agreement entered into prior to his retirement as an officer of the Company. The Consulting Agreement will provide Mr. Hunter with one year's base salary over a three-year term for consulting services and continues until June 7, 1998.

  Messrs. Dimitriou, Howard, Schwemm, Springer and Ms. von Ferstel participate in unfunded deferred compensation plans that permitted Directors to defer a portion of his or her retainer fees. During fiscal 1996, payments were made under such plans as follows: Mr. Dimitriou, $31,878; Mr. Howard, $57,107; Mr. Schwemm, $57,107; Mr. Springer, $19,894; and Ms. von Ferstel, $43,305.

  During fiscal year 1996, the Company had a retirement plan for non-employee Directors who retired from the Board with five or more years of service as a Director. The annual benefits payable to a Director for the shorter of (i) the number of years the Director served as a non-employee member of the Board, or
(ii) ten years, were equal to the sum of 80% of the annual Board retainer in effect on the date of retirement, plus 4% of the Director's final annual retainer for each year of service as a non-employee Director in excess of ten years. In no case could the annual benefit payment exceed 100% of the annual retainer in effect and payable to the Director on the date of his or her retirement from the Board of Directors.

COMMITTEES

  The Board of Directors had standing Executive, Audit, Compensation, Finance and Nominating and Governance Committees during fiscal 1996, each of which is described below.

  The Executive Committee met three times during the fiscal year. The Committee is composed of Charles R. Walgreen III, Chairman; Theodore Dimitriou; Charles D. Hunter; L. Daniel Jorndt; and John B. Schwemm. During intervals between meetings of the Board of Directors, the Executive Committee possesses such powers of the Board of Directors in the management of the business and affairs of the Company as may be delegated by the Board of Directors, subject to such limitations as may be imposed by law and the By-Laws of the Company.

  The Audit Committee met four times during the fiscal year. The Committee is composed of Theodore Dimitriou, Chairman; John B. Schwemm; and Marilou M. von Ferstel. The Committee's responsibilities include evaluation of significant matters relating to the audit and internal controls of the Company and review of the scope and results of audits by the independent auditors.

  The Compensation Committee met four times during the fiscal year. The Committee is composed of William H. Springer, Chairman; James J. Howard; and John B. Schwemm. The Committee reviews the Company's remuneration policies and practices, including executive salaries, compensation and other employee benefits; and administers the Company's Restricted Performance Share Plan, the 1982 Employees Stock Purchase Plan, the Executive Stock Option Plan, the 1986, 1988 and 1992 Executive Deferred Compensation/Capital Accumulation Plans and the Walgreen Co. Section 162(m) Deferred Compensation Plan.

  The Finance Committee met four times during the fiscal year. The Committee is composed of Charles D. Hunter, Chairman; L. Daniel Jorndt; Cordell Reed; and Charles R. Walgreen III. The Finance Committee reviews the financial requirements and practices of the Company and makes recommendations to the Board of Directors concerning such matters.

  The Nominating and Governance Committee met one time during the fiscal year. The Committee is composed of John B. Schwemm, Chairman; James J. Howard; and Marilou M. von Ferstel. The Nominating and Governance Committee considers matters related to corporate governance, develops general criteria regarding the qualifications and selection of board members and recommends candidates for election to the Board of Directors. The Nominating and

Governance Committee will consider persons recommended by shareholders for inclusion as nominees for election to the Board of Directors, if the names of such persons are submitted in writing in a timely manner to the Secretary of the Company. All recommendations should be accompanied by a complete statement of such person's qualifications and an indication of the person's willingness to serve.

           SECURITIES OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following tabulation sets forth information as of November 12, 1996, concerning the ownership of Common Stock by each Director, each of the executive officers named in the Summary Compensation Table included in this Proxy Statement, and all Directors and executive officers as a group. Except as otherwise noted, the individual named possessed sole voting and investment power over such shares.

                                                 AMOUNT OF SHARES    PERCENT OF
NAME OF INDIVIDUAL                              BENEFICIALLY OWNED     CLASS
------------------                             --------------------- ----------
Charles R. Walgreen, III...................... 1,574,278(1)(2)(4)(9)    .6379
John R. Brown.................................   161,120(3)(4)(9)       .0654
Vernon A. Brunner.............................   228,448(4)(9)          .0928
Theodore Dimitriou............................    12,000                .0049
William C. Foote..............................       500                .0002
James J. Howard...............................     6,746                .0027
Charles D. Hunter............................. 2,083,303(1)(7)(9)       .8454
L. Daniel Jorndt..............................   461,275(4)(5)(9)       .1871
Glenn S. Kraiss...............................   163,299(4)(6)(9)       .0663
Cordell Reed..................................     2,400                .0010
John A. Rubino................................   124,426(4)(8)(9)       .0505
John B. Schwemm...............................     8,000(10)            .0033
William H. Springer...........................     8,000                .0033
Marilou M. von Ferstel........................     5,000(11)            .0020
All Directors and executive officers as a
 group (25 individuals)....................... 5,842,158(4)(9)(12)     2.3503

--------
 (1) Included in the table for Mr. Hunter are 80,144 shares owned by four trusts for which he serves as a co-trustee. Mr. Hunter possesses shared voting power and investment power with others with respect to all of the shares held by such trusts. These shares are listed pursuant to the requirements of Section 13(d) of the Securities Exchange Act of 1934 and the definition of beneficial ownership therein. Mr. Hunter disclaims any beneficial interest in these shares. Mr. Walgreen III has shared beneficial interest in 18,068 shares owned by one of the trusts; these shares are also included in the table for Mr. Walgreen III. In addition, the table for Mr. Hunter contains 1,645,808 shares owned by nineteen other trusts for which he serves as co-trustee. These shares are also listed pursuant to the requirements of Section 13(d) of the Securities Exchange Act of 1934. Mr. Hunter disclaims any beneficial interest in these shares.
 (2) Does not include 2,559 shares owned by Mr. Walgreen III's wife, 33,268 shares held in trust for her benefit, and 73,591 shares owned by his son and other family members. These shares are noted pursuant to the requirements of Section 13(d) of the Securities Exchange Act of 1934 and the definition of beneficial ownership therein. Mr. Walgreen III disclaims any beneficial interest in these shares.
 (3) Does not include 934 shares owned by Mr. Brown's wife and 60,096 shares held in trust for her benefit. Mr. Brown disclaims any beneficial interest in such shares.
 (4) Includes shares granted pursuant to the Walgreen Restricted Performance Share Plan as follows: Mr. Walgreen III, 25,500 shares; Mr. Brown, 6,747 shares; Mr. Brunner, 9,263 shares; Mr. Jorndt, 18,485 shares; Mr. Kraiss, 9,263 shares; Mr. Rubino, 6,246 shares; all Directors and executive officers as a group, 120,852 shares. Each individual possesses sole voting power with respect to these shares.
 (5) Does not include 14,961 shares owned by Mr. Jorndt's child living at home and 29,406 shares owned by Mr. Jorndt's wife. Mr. Jorndt has no voting or investment power with respect to such shares and disclaims any beneficial interest in them.
 (6) Does not include 1,166 shares owned by Mr. Kraiss' wife. Mr. Kraiss disclaims any beneficial interest in such shares.
 (7) Does not include 147,298 shares held in trust for the benefit of Mr. Hunter's wife. Mr. Hunter serves as a co-trustee for such trust and disclaims any beneficial interest in such shares.
 (8) Does not include 7,123 shares owned by Mr. Rubino's wife and 460 shares owned by Mr. Rubino's child living at home. Mr. Rubino disclaims any beneficial interest in such shares.
 (9) Includes shares of stock which may be acquired within 60 days after November 12, 1996, by exercise of stock options as follows: Mr. Walgreen III, 662,180 shares; Mr. Brown, 125,298 shares; Mr. Brunner, 137,892 shares; Mr. Hunter, 276,820 shares; Mr. Jorndt, 341,252 shares; Mr. Kraiss, 150,824 shares; Mr. Rubino, 112,472 shares; all Directors and executive officers as a group, 2,428,646 shares.
(10) Does not include 1,200 shares owned by Mr. Schwemm's wife. Mr. Schwemm disclaims any beneficial interest in these shares.
(11) Does not include 1,000 shares owned by Ms. von Ferstel's husband. Ms. von Ferstel disclaims any beneficial interest in these shares.
(12) Includes 48,441 shares held by family members of executive officers, the beneficial ownership of which has been disclaimed by such officers in reports filed with the Securities and Exchange Commission.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that all forms were filed in a timely manner during fiscal 1996, except that Jeffrey A. Rein timely filed a Form 3 but inadvertently failed to include 81 additional shares held by his wife, which error was corrected in an amended Form 3.

                            EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE

  The following table summarizes the compensation of the Company's Chairman and Chief Executive Officer, as well as the five most highly compensated executive officers for the last three fiscal years.

                                      ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                              ------------------------------------ ------------------------------------
                                                                            AWARDS            PAYOUTS
                                                                   ------------------------- ----------
                                                           OTHER                  SECURITIES
                                                          ANNUAL     RESTRICTED   UNDERLYING             ALL OTHER
   NAME AND PRINCIPAL                                     COMPEN-      STOCK       OPTIONS      LTIP    COMPENSATION
        POSITION         YEAR SALARY ($)(1) BONUS ($)(1) SATION($) AWARD(S)($)(2)    (#)     PAYOUTS($)    ($)(3)
------------------------ ---- ------------- ------------ --------- -------------- ---------- ---------- ------------
Charles R. Walgreen III  1996    869,667      490,565     129,821     240,174            0        0       515,785
 Chairman of the Board
  and                    1995    826,833      492,613     102,518     245,992      261,528        0       526,342
 Chief Executive Officer 1994    770,000      360,489      95,988     134,780       58,648        0       412,866
L. Daniel Jorndt         1996    636,667      355,588      12,237     175,739            0        0       349,839
 President and Chief     1995    605,000      356,674      70,420     179,998      191,362        0       336,446
 Operating Officer       1994    558,333      258,423      39,201      97,537       42,442        0       233,542
Vernon A. Brunner        1996    356,667      193,385      39,407      86,608            0        0       198,484
 Executive Vice Presi-
  dent                   1995    338,750      193,516      13,313      89,096       78,936        0       191,519
                         1994    321,667      144,303      19,946      49,449       15,948        0       157,486
Glenn S. Kraiss          1996    356,667      193,385      44,197      86,608            0        0       217,750
 Executive Vice Presi-
  dent                   1995    338,750      193,516      17,049      89,096       78,936        0       224,991
                         1994    321,667      144,303      21,271      49,449       15,948        0       164,950
John R. Brown (4)        1996    282,000      150,130      13,879      62,916            0        0       159,940
 Senior Vice President   1995    272,000      152,612      52,296      64,790       43,056        0       155,711
                         1994    257,500      113,362      27,929      36,154        9,838        0       130,717
John A. Rubino           1996    264,500      139,992      22,154      58,457            0        0       135,701
 Senior Vice President   1995    252,000      140,356       1,355      59,993       39,866        0       134,171
                         1994    237,500      103,717       5,821      33,316        9,066        0       108,111

--------
(1) Includes amounts earned in fiscal year, whether or not deferred.
(2) All restricted shares reflected in this column were granted as a result of the attainment of performance goals under the Restricted Performance Share Plan (a description of the Plan and the performance measures are provided in the Compensation Committee Report on Executive Compensation). Fifty percent of the award earned in 1996 is payable in cash (reflected in the All Other Compensation column), and the remaining fifty percent is payable in restricted shares. Both the cash and stock awards vest in equal amounts over a four-year period. The total number of restricted shares and their aggregate market value at August 31, 1996: Mr. Walgreen III held 25,500 shares valued at $838,313; Mr. Jorndt held 18,485 shares valued at $607,694; Mr. Brunner held 9,263 shares valued at $304,521; Mr. Kraiss held 9,263 shares valued at $304,521; Mr. Brown held 6,747 shares valued at $221,808; and Mr. Rubino held 6,246 shares valued at $205,337. The aggregate market value is based on the fair market value of Common Stock as of August 31, 1996 of $32.875. Dividends are paid on the restricted shares in the same amount and at the same time as dividends paid to all other owners of Common Stock.

(3) Detail of the amounts reported in the "All Other Compensation" column for 1996 is provided in the table below. Split-dollar life insurance represents the actuarial value of the benefit to the executive of the current year's insurance premium paid by the Company in excess of that required to fund the death benefit under the policy. Cumulative net life insurance premiums paid are recovered by the Company at the later of retirement or 12 years.

                                 MR.        MR.      MR.      MR.      MR.      MR.
   ITEM                      WALGREEN III  JORNDT  BRUNNER   KRAISS   BROWN    RUBINO
   ----                      ------------ -------- -------- -------- -------- --------
   Split-Dollar Life Insur-
    ance...................    $ 72,365   $ 43,265 $ 19,721 $ 36,323 $ 27,627 $ 14,888
   Above-Market Interest
    Earned on Deferred
    Compensation...........      65,910     19,876   21,839   30,057   21,959   14,055
   Profit-Sharing Retire-
    ment Plan..............       6,080      6,080    6,080    6,080    6,080    6,080
   Profit-Sharing Restora-
    tion Plan..............     131,251    104,879   64,223   58,669   41,328   42,199
   Restricted Performance
    Share Plan Cash Award..     240,179    175,738   86,621   86,621   62,946   58,479
                               --------   -------- -------- -------- -------- --------
      Total................    $515,785   $349,839 $198,484 $217,750 $159,940 $135,701
                               ========   ======== ======== ======== ======== ========

(4) Mr. Brown resigned as an officer of the Company on March 1, 1996.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

  The following table provides information regarding stock option exercises by the named executive officers during fiscal 1996, as well as the assumed value at August 31, 1996, of unexercised options held by such officers.

                                                         NUMBER OF
                                                        SECURITIES                             VALUE OF
                                                        UNDERLYING                     UNEXERCISED IN-THE-MONEY
                                                        UNEXERCISED                           OPTIONS AT
                            SHARES            OPTIONS AT FISCAL YEAR-END (#)             FISCAL YEAR-END($)(1)
                          ACQUIRED ON    VALUE    ----------------------------------   -------------------------
NAME                      EXERCISE(#) REALIZED($)  EXERCISABLE       UNEXERCISABLE     EXERCISABLE UNEXERCISABLE
----                      ----------- ----------- ---------------   ----------------   ----------- -------------
Charles R. Walgreen III.        0           0               603,532            145,824 11,256,231    2,013,995
L. Daniel Jorndt........        0           0               298,810            106,230  5,033,496    1,467,333
Vernon A. Brunner.......        0           0               121,944             42,260  1,968,941      584,314
Glenn S. Kraiss.........        0           0               154,876             42,260  2,777,833      584,314
John R. Brown...........        0           0               115,460             24,190  2,232,834      334,023
John A. Rubino..........        0           0               103,406             22,356  1,988,366      308,715

--------
(1) Based on the fair market value of Company stock as of August 31, 1996, of $32.875.

EMPLOYMENT AGREEMENTS

  The Company has employment agreements (the "Agreements") with the persons named in the Summary Compensation Table and other key employees of the Company which become effective only upon a Change of Control (as defined in the Agreements).

  In the event that an employee is dismissed without Cause or resigns for Good Reason (as such terms are defined in the Agreements), he will be entitled to all accrued but unpaid compensation and benefits and a lump sum cash payment consisting of the employee's base salary through the Date of Termination, a proportionate bonus based upon the employee's annual bonus pursuant to the Management Incentive Plan for the last three fiscal years, the sum of the base salary plus bonus that the employee would be entitled to for the remainder of the Employment Period under the

Agreement, unpaid deferred compensation and vacation pay, and the difference between the actuarial equivalent of the retirement benefit the employee would receive if the employee remained employed for the Employment Period and the actuarial equivalent of the employee's actual retirement benefits. In addition, for the remainder of the Employment Period, the employee is entitled to continued employee welfare benefits. The termination of employment of any of these individuals during the thirty-day period following the first anniversary of the Effective Date shall be deemed to be for Good Reason.

  The Agreements between the Company and Messrs. Walgreen III and Jorndt also provide that, in addition to the three-year term of employment described therein, upon termination of their employment, the Company will enter into consulting agreements, consistent with the Company's past practice, providing each of these individuals with one year's base salary over a three-year term for consulting services.

  The Compensation Committee Report on Executive Compensation and the performance graph which follow shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such Report and graph by specific reference.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  This report describes the Company's executive compensation program and the basis on which fiscal year 1996 compensation determinations were made by the Committee with respect to the executive officers of the Company, including the Chief Executive Officer and the other executive officers named in the compensation tables in this proxy statement. The Committee establishes all components of executive pay and recommends or reports its decisions to the Board of Directors for approval.

  To ensure the program is administered in an objective manner, the Committee is comprised entirely of independent directors. Further, Committee members have no "interlocking" relationships as defined by the Securities and Exchange Commission.

  The duties of the Committee include recommending to the Board of Directors the base salary levels for all executive officers as well as the design of awards in connection with all other elements of the executive pay program. The Committee further evaluates executive performance and addresses other matters related to executive compensation.

COMPENSATION POLICY AND OVERALL OBJECTIVES

  In developing recommendations regarding the amount and composition of executive compensation, the Committee's goal is to provide a compensation package that will enable the Company to attract and retain talented executives, reward outstanding performance and link the interests of the Company's executives to the interests of the Company's shareholders. In determining actual compensation levels, the Committee considers all elements of the program in total rather than any one element in isolation.

  The Committee members believe that each element of the compensation program should target compensation levels at rates that take into account current market practices. Offering market-comparable pay opportunities allows the Company to maintain a stable, successful management team.

  Competitive market data is provided by an outside compensation consultant. The data provided compares the Company's compensation practices to those of a group of comparator companies. The Company's market for compensation comparison purposes is comprised of a group of companies that have business operations in the retail drug industry, as well as companies having operations within broader retail and wholesale industries. In addition, the Committee considers companies which have similar sales volumes, market capitalizations and employment levels.

  In establishing a comparator group for compensation purposes, the Committee neither bases its decisions on quantitative relative weights of various factors, nor follows mathematical formulae. Rather, the Committee exercises its discretion and makes its judgment after considering the factors described above.

  The companies chosen for the comparator group used for compensation purposes are not the same companies which comprise the peer group index in the Performance Graph included in this proxy statement. The Committee believes that the Company's most direct competitors for executive talent are not necessarily the companies that would be included in a peer group established for comparing shareholder returns.

  The key elements of the Company's executive compensation are base salary, annual bonuses, and long-term incentives. Each of these is addressed separately below. In determining compensation, the Committee considers all elements of an executive's total compensation package, including severance plans, insurance, and other benefits.

  Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to a company's Chief Executive Officer and its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. It is the Committee's objective to maximize deductibility under Section 162(m) with minimal sacrifices in flexibility and corporate objectives. Accordingly, with respect to compensation payable to an applicable executive officer which would otherwise be nondeductible, it is the Company's policy that such amounts be deferred until the limitation on deductibility no longer applies with respect to such person.

BASE SALARIES

  The Committee regularly reviews each executive's base salary. The base salary ranges of the Company's executives are targeted at approximately the 50th percentile of the base pay ranges of similarly positioned executives in the group of comparator companies selected for compensation comparison purposes.

  Base salaries for executives are initially determined by evaluating executives' levels of responsibility, prior experience, breadth of knowledge, internal equity issues, and external pay practices. Increases to base salaries are driven primarily by performance, evaluated based on sustained levels of contribution to the Company.

  The factors impacting base salary levels are not independently assigned specific weights. Rather, the Committee reviews all of the factors, and makes base pay recommendations which reflect the Committee's analysis of the aggregate impact of these factors. Overall, executive salaries were increased at rates comparable to the increases provided at other similarly situated companies and are near or at market levels.

  As reflected in the Summary Compensation Table, Mr. Walgreen's salary was increased in 1996 by $42,834 (5.18%). In determining Mr. Walgreen's base salary for 1996, the Committee considered the Company's financial performance for the prior year and over an extended period of time, Mr. Walgreen's individual performance, and his long-term contributions to the success of the Company. The Committee also compared Mr. Walgreen's base salary and total compensation to the base salaries and total compensation of chief executive officers at comparator companies.

ANNUAL BONUSES

  The Walgreen Management Incentive Plan (the "Annual Plan") promotes the Company's pay-for-performance philosophy by providing executives and other employees with direct financial incentives in the form of annual cash bonuses to achieve performance goals tied to return on invested capital.

  Annual bonus opportunities allow the Company to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals. The Annual Plan emphasizes team performance by establishing a bonus pool covering all plan participants and by maintaining terms which are consistent for all participants.

  Each year, the Committee establishes specific goals, the achievement of which will determine the funding of the bonus pool. In turn, the size of the bonus pool will determine the amount of the relative awards to participants. Accordingly, executives' opportunities to earn bonuses correspond to the degree to which the preestablished goals are achieved.

  Target bonus awards for the named executive officers are established at levels approximating the 50th percentile of marketplace practices for executive positions. Actual payouts can rise above or fall below the targeted levels, depending upon performance relative to the preestablished performance objectives. In 1996, Mr. Walgreen's bonus represented 56.40% of his salary. This resulted in a bonus award under the Annual Plan of $490,565.

LONG-TERM INCENTIVES

  Long-term incentives are provided pursuant to the Restricted Performance Share Plan and the Executive Stock Option Plan.

  In keeping with the Company's commitment to provide a total compensation package which includes at-risk components of pay, the Committee makes annual decisions regarding appropriate long-term incentive grants for each executive. When determining these awards, the Committee considers the Company's financial performance in the prior year, executives' levels of responsibility, prior experience, historical award data, and compensation practices at comparator companies. In determining award sizes, the Committee does not assign specific weights to these factors. Rather, the factors are evaluated on an aggregate basis.

  RESTRICTED PERFORMANCE SHARE PLAN: The Plan provides for contingent grants of restricted Common Stock and restricted cash at the beginning of one-year performance periods. The participants, the amounts of the grants to each, the performance requirements for each period, and the restrictions, are determined by the Compensation Committee.

  The performance requirements are annual FIFO earnings goals, subject to a minimum return on invested capital. The degree to which the goals are met determines the amount of the contingent grant that is earned, if any. The restricted Common Stock and restricted cash awards earned for the performance period ended August 31 of each fiscal year are restricted for a period of four years, with the restrictions lapsing at the rate of 25% per year.

  Based on the achievement of results which exceeded the annual FIFO earnings goals and met the Company's return on invested capital standard, Mr. Walgreen was granted 9,803 restricted performance shares and $240,179 restricted cash for fiscal 1996. This grant reflected performance exceeding the target performance levels. The target grant level as well as grant levels in the case of performance exceeding target performance are established in furtherance of the overall objectives detailed above and by comparison to similar grants to chief executive officers at comparator companies.

  EXECUTIVE STOCK OPTION PLAN: Stock options are granted periodically, at the discretion of the Committee, to the Company's executives, to enhance the link between shareholder value creation and executive pay. Grant levels are coordinated with those under the Restricted Performance Share Plan, in order to maintain competitive levels of long-term incentive pay under the Company's long-term compensation programs. No stock options were granted to the named executive officers in fiscal 1996.
                                          William H. Springer, Chairman
                                          James J. Howard
                                          John B. Schwemm

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

  The following graph compares the five-year cumulative total return of the Company's Common Stock with the Value Line Drug Store Industry Peer Group and the S&P 500 Stock Index. The graph assumes a $100 investment made September 1, 1991, and the reinvestment of all dividends.

                                     LOGO

                                        DOLLAR VALUE OF INVESTMENT AT AUGUST 31
                                       -----------------------------------------
                                        1991   1992   1993   1994   1995   1996
                                       ------ ------ ------ ------ ------ ------
Walgreen Co. Common...................   $100   $113   $117 $  115   $152   $207
Peer Group............................   $100   $105   $103 $  108   $142   $179
S & P 500.............................   $100   $108   $124 $  131   $159   $189

PROPOSAL TO APPROVE AMENDMENT TO THE WALGREEN CO. RESTRICTED PERFORMANCE SHARE PLAN

  At the Company's January 14, 1981, Annual Meeting, the shareholders approved the Walgreen Co. Restricted Performance Share Plan (the "Plan"), which was subsequently amended three times. The Board of Directors has approved and now recommends shareholder approval of an amendment to the Plan to comply with certain 1993 changes in the Internal Revenue Code of 1986, as amended (the "Code"), in order to preserve for the Company the tax deduction for certain compensation paid pursuant to the Plan. Section 162(m) of the Code and its accompanying regulations generally would disallow the Company a federal income tax deduction for compensation paid the chief executive officer and the four other most highly compensated executive officers to the extent such compensation exceeds $1 million in any year, unless such compensation is defined as performance-based under the regulations.

  The Board of Directors believes that the Plan has been important in securing and retaining key employees of outstanding ability, through periodic grants to them of awards of Company Common Stock and cash (subject to certain transfer restrictions and forfeiture provisions as hereinafter noted) intended to recognize and promote significant contributions by them to the Company's growth and success. Accordingly, the Plan constitutes an important part of the Company's compensation program, providing eligible employees with an opportunity to acquire a proprietary interest in the Company and giving them an additional incentive toward achieving long-term success. As of August 31, 1996, 35 persons held awards granted under the Plan.

 The Proposed Plan Amendment

  To comply with the regulations under section 162(m) of the Code, the Board has amended the Plan, subject to shareholder approval, to establish a limit of 50,000 shares that may be awarded as part of a restricted performance award for any participant for any one-year performance period and a limit of $750,000 cash that may be awarded as part of a restricted performance award for any participant for any one-year performance period. Under the terms of the Plan the Compensation Committee, serving as Administrator, establishes performance targets expressed as an increase in the Company's pre-tax FIFO earnings, which must be attained in order to earn various levels of the performance award. Pursuant to the terms of the amendment, the Committee shall also establish a maximum performance target that must be attained to earn a maximum 120 percent of a participant's restricted performance award (and provided that no award may be made above the maximum levels of 50,000 shares and $750,000 per performance period). The plan provides for the Committee to establish various performance targets between a threshold performance goal (below which no award will be earned) and the maximum performance target at which proportionate amounts of the restricted performance award will be earned.

  Also for purposes of satisfying the requirements of section 162(m) of the Code, the amendment clarifies that any members of the Compensation Committee serving as Administrator under the Plan must satisfy the requirements of "outside directors" as such term is described in the Code and accompanying regulations.

  The amendment additionally provides that, in the event of a participant's death, any shares which were released from the Plan's time period restrictions, and shares that become transferable because of the participant's death, as well as any cash that remains payable to the participant, shall be distributed to the beneficiary or beneficiaries designated for such purpose. If no such beneficiary designation has been made, the Committee shall distribute any shares or cash which remain to be distributed to the participant to the person, trust, or other payees entitled to receive such amounts. If the Committee is not presented with reliable evidence that a recipient is entitled to receive such amounts pursuant to an appropriate transfer document signed by the participant, the Committee shall cause such amounts to be tendered to the participant's estate for distribution pursuant to applicable laws governing the distribution of the property of a deceased person, by will or pursuant to the laws of descent and distribution.

  This amendment to the Plan was approved by the Board of Directors on October 9, 1996, subject to shareholder approval. It will be effective as of that date if a majority of the outstanding shares of the Company's Common Stock represented at the Meeting is voted in favor of the amendment.

  The closing price of the Company's Common Stock on the New York Stock Exchange on November 12, 1996 (the record date for the Annual Meeting), was $40.00 per share.

  A comprehensive summary of the Plan follows.

 Operation of the Plan

  At the time the Plan was originally approved, it provided for a maximum of 250,000 shares. As a result of stock splits, the maximum number of shares has been adjusted to 8,000,000. Shares awarded under the Plan may be either authorized but unissued shares, treasury shares or shares reacquired by the Company, including shares purchased on the open market. Shares granted under the Plan and later forfeited pursuant to the terms of the Plan will again be available for awards.

  The Plan provides for the granting of restricted performance awards in the form of shares of restricted Common Stock and restricted cash from time to time to full-time key employees in salary grade 18, its equivalent, or above (in which group there are 35 employees) when selected by the Compensation Committee of the Board of Directors. The length of time that both the shares and the cash shall be restricted shall be established by the Committee. During the restricted period, the shares may not be sold, assigned, transferred, pledged, or otherwise encumbered by the participant. The Compensation Committee may specify such additional terms and conditions with respect to any award as it may deem necessary or appropriate to assure compliance with any and all applicable laws. Such additional terms and conditions with respect to any award to any participant need not be identical to the additional terms or conditions with respect to any award to another participant. The receipt of an award shall be subject to the execution of a written agreement between the Company and the participant in a form approved by the Committee.

  Shares of Common Stock awarded under the Plan shall be restricted for a period of time established by the Committee. During the restricted period, the shares may not be sold or otherwise encumbered by the participant and will be forfeited if the participant shall terminate employment other than by reason of death, total disability, normal retirement or early retirement with the consent of the Company. Subject to these restrictions, the participant shall otherwise have all the rights of a shareholder including the rights to receive dividends and to vote the shares.

  The Compensation Committee is described on page three of this proxy statement. No members of the Compensation Committee are eligible to participate in the Plan. Subject to the terms and conditions of the Plan, the Compensation Committee has sole authority and discretion to select full-time key employees to whom grants shall be made, and to determine the number of shares to be granted to each employee at any one time. Shares may be granted to the same full-time key employees on more than one occasion. Since it is within the Committee's discretion to determine which employees are to receive awards, it is presently not possible to state which employees are to receive shares or the number of shares and amount of cash that may be granted. On October 9, 1996, the Committee granted restricted awards to the following individuals and groups based on the Company's performance during fiscal 1996:
Mr. Walgreen, 9,803 shares and $240,179; Mr. Jorndt, 7,173 shares and $175,738; Mr. Brunner, 3,535 shares and $86,621; Mr. Kraiss, 3,535 shares and $86,621; Mr. Brown, 2,568 shares and $62,946; Mr. Rubino, 2,386 shares and $58,479; all executive officers as a group, 47,072 shares and $1,153,624; and all other employees, 17,656 shares and $433,037. The Compensation Committee's interpretations of any provision of the Plan and all rules and other determinations made by it shall be final and conclusive.

  The Board of Directors shall have the power to amend, suspend or terminate the Plan at any time, but it may not, without the approval of the holders of the majority of the shares of Common Stock of the Company represented and entitled to vote at an Annual Meeting, increase the shares authorized by the Plan for awards or impair the rights of any participant with respect to any outstanding award except in accordance with the provisions of the Plan and/or the written agreement applicable to any such award.

  The Plan does not create any right for the benefit of any employee or class of employees to receive any awards, or create in any employee or class of employees any right with respect to continuation of employment by the Company.

 Federal Income Tax Consequences

  The Company believes that, under present federal income tax law, a grantee of an award of restricted shares of Common Stock will not realize taxable income at the time of the grant, unless the grantee makes an election to be taxed at the time of the award. Upon the lapse of the restrictions, the grantee will recognize taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding tax deduction. Dividends paid to a grantee during the restriction period will also be compensation income to the grantee and deductible as such by the Company. The holder of a restricted stock award may elect to be taxed at the time of the grant of the restricted stock award on the market value of the shares, in which case the Company will be entitled to a deduction at the same time and in the same amount. Dividends paid to the grantee during the restriction period will be taxable as dividends to him or her and not deductible by the Company, and there will be no further federal income tax consequences when the restrictions lapse. Any subsequent increase or decrease in the value of such shares will, upon sale or other disposition, qualify as a capital gain or capital loss. It should be noted, however, that should the grantee forfeit the award, no deduction would be available to the grantee for the value of the shares previously recognized as income.

 Vote Required

  With respect to the proposal to amend the Plan to establish maximum performance targets and otherwise conform the Plan to the requirements of section 162(m) of the Code, shareholders may direct that their votes be cast for or against such proposal, or may abstain, by filling in the proper oval on the proxy card. Abstentions and votes against the proposal will be counted for purposes of determining whether a quorum exists.

  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE WALGREEN CO. RESTRICTED PERFORMANCE SHARE PLAN.

 PROPOSAL TO APPROVE AMENDMENT TO THE WALGREEN CO. EXECUTIVE STOCK OPTION PLAN

  There will be presented to shareholders at the Annual Meeting a proposal to amend the Walgreen Co. Executive Stock Option Plan (the "Plan") to extend its term until October 9, 2006. The number of shares of Common Stock authorized for issuance under the Plan is being increased by providing that 9,600,000 shares may be optioned under the Plan on or after October 9, 1996 (in replacement of the 1,292,686 that remained available prior to the amendment). The Plan has been in effect since 1982 and is designed to provide long-term incentives based on the award of Company Common Stock to key employees.

  This amendment to the Plan was approved by the Board of Directors on October 9, 1996, subject to shareholder approval. It will be effective as of that date if a majority of the outstanding shares of the Company's Common Stock represented at the Meeting is voted in favor of the amendment.

  For purposes of satisfying the requirements of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Plan has been amended, subject to shareholder approval, to provide (1) that no participant may be granted options to acquire more than 250,000 shares during any 12-month period, and (2) to clarify that members of the Compensation Committee serving as Administrator under the Plan must satisfy the requirements of "outside directors" as such term is described in the Code and accompanying regulations.

  The amendment also provides that a Plan participant's designated beneficiary may, at any time within one year after the date of the participant's death, exercise an option to the extent the participant was entitled to do so on the date of death. Finally, the amendment provides that transfers by a participant of options granted after October 9, 1996, shall be recognized and given effect if such options are transferred to a grantor trust established pursuant to sections 674, 675, 676 and 677 of the Code for the benefit of the participant or a person or persons who are members of his or her immediate family (or for the benefit of their descendants), provided that the trustee of such trust certifies to the Committee that such transfer occurred without any payment of consideration for such transfer.

  The closing price of the Company's Common Stock on the New York Stock Exchange on November 12, 1996 (the record date for the Annual Meeting), was $40.00 per share.

  A comprehensive summary of the Plan follows.

 Extension of Term

  The Plan was originally approved by shareholders on January 12, 1983 for a term of ten years beginning October 13, 1982. On January 13, 1993, shareholders approved an extension of the Plan until October 13, 2002. If this amendment is approved, the Plan will be extended to October 9, 2006.

 Operation of the Plan

  The Plan provides for the grant of stock options to purchase shares of the Company's Common Stock to key employees of the Company and its subsidiaries. At its inception, there were 600,000 shares of Common Stock available for issuance under the Plan, subject to adjustment to reflect certain corporate events, including stock splits. After giving effect to options previously granted and four two-for-one stock splits, as of October 8, 1996, there remained 1,292,686 shares of Common Stock available to be optioned under the Plan. If the amendment is approved, no more than 9,600,000 shares may be optioned on or after October 9, 1996. Shares available for issuance under the Plan may be authorized but unissued shares, treasury shares, or shares reacquired by the Company.

  As originally approved the Plan provided for the granting of incentive stock options, containing such terms and conditions as required by Section 422A of the Internal Revenue Code of 1986, as amended. In 1989, the Plan was amended to also permit the granting of nonqualified stock options. Since September 1, 1990, no new incentive stock options have been granted.

  The Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee selects the employees of the Company who will receive grants of options under the Plan, the number of shares of stock subject to each option, the exercise price of the options (which may not be less than the fair market value of the shares on the date the options are granted) and the duration of the options (which may not exceed ten years). The day-to-day administration of the Plan may be carried out by officers and employees of the Company designated by the Committee. No members of the Compensation Committee are eligible to participate in the Plan.

  Subject to limitations which may be imposed by the Committee at the time of grant, an option may be exercised in whole or in part, at any time or from time-to-time prior to its termination. Payment of the exercise price may be made in cash, by delivery of shares of Common Stock of the Company with a fair market value equal to the exercise price on the date of exercise, or partly in cash and partly in shares.

  Options granted under the Plan are not transferable except by will or by the laws of descent and distribution and, during the optionee's lifetime, are only exercisable by the optionee. Upon approval of the amendment, options would also be transferable to a grantor trust. If an optionee's employment is terminated for any reason other than death, retirement or total and permanent disability, all of such optionee's outstanding options shall terminate and be forfeited. In the event of death or disability of the optionee, outstanding options, to the extent they are exercisable, may be exercised within one year from the date of death or disability, as the case may be, but in no event later than the original expiration date of the options. If an optionee should retire, his or her options, to the extent then exercisable, may be exercised within 90 days of retirement, but in no event later than their original expiration date. The Committee, in its discretion, may extend the foregoing time periods for a period not to exceed 60 months from the date of an employee's death, disability, retirement or employment termination, provided that such exercise period shall not extend beyond the original expiration date.

  The number of shares of Common Stock available under the Plan, the number of shares subject to outstanding options and the exercise price of any option issuable under the Plan are subject to adjustment in the event of a stock dividend, recapitalization, merger, consolidation, stock split and similar events. Shares covered by expired, cancelled or otherwise terminated options become available for the grant of new options.

  The Board of Directors generally has the right to alter, suspend or discontinue the Plan but may not revoke or alter, in a manner unfavorable to the holder, any outstanding option without the consent of its holder. However, unless shareholder approval is obtained, the Board of Directors may not amend the Plan to: (i) increase the aggregate number of shares subject to option under the Plan (except as provided above with regard to certain corporate events); (ii) decrease the minimum exercise price; (iii) increase the maximum number of shares for which an option or options may be granted to any one employee (except as provided above with regard to certain corporate events);
(iv) permit any member of the Board of Directors of the Company who is not an officer or employee of the Company or a subsidiary, or any member of the Committee, to become eligible for options under the Plan; or (v) extend the term of the Plan or the maximum period during which any option may be exercised.

  As designated by the Committee, full-time key employees of the Company or its subsidiaries classified in salary grade 12 (or its equivalent) or above, without limitation as to length of service, are eligible to receive options under the Plan. There are approximately 525 employees in this group. No option may be granted to any person who owns, directly or indirectly, shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company. Since it is within the discretion of the Committee to determine which employees are to receive options, it is presently not possible to state which employees are to receive such grants or the number of shares that may be granted. Effective September 1, 1996, the Committee granted nonqualified stock options to purchase the following number of shares of Common Stock to the following individuals and groups: the executive officers named in the Summary Compensation Table, -0-; all executive officers as a group, 3,272; and all other employees, 547,762. These options have a term of ten years, are exercisable three years from the date of grant and have an exercise price per share of $33.00.

 Federal Income Tax Consequences

  Based on current federal income tax law, the federal income tax consequences of an option grant under the Plan depends on the type of grant.

  Generally, the recipient of an incentive stock option will not recognize taxable income at the time of grant or exercise, nor will the Company be entitled to a tax deduction at such times so long as minimum holding period and employment requirements are satisfied. Any gain on the disposition of stock acquired through an incentive stock option will be taxable to the optionee as long-term capital gain. The excess of the fair market value of the stock over the option price at the time the option is exercised will be a preference item to the optionee for purposes of the alternative minimum tax. If the minimum holding period and employment requirements are not satisfied, an optionee will recognize, in the year of disposition of the stock, ordinary income equal to the difference between the fair market value of the stock on the date of exercise and the price paid upon exercise of the option. The Company will be allowed a corresponding deduction against income in the year in which such a premature disposition occurs.

  Generally, the grant of a nonqualified stock option does not result in taxable income to an optionee or a tax deduction to the Company. Upon exercise, an optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the option price, and the Company will be entitled to a corresponding income tax deduction.

 Vote Required

  With respect to the proposal to amend the Plan to extend its term, shareholders may direct that their votes be cast for or against such proposal, or may abstain, by filling in the proper oval on the proxy card. Abstentions and votes against the proposal will be counted for purposes of determining whether a quorum exists.

  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE WALGREEN CO. EXECUTIVE STOCK OPTION PLAN.

                      APPOINTMENT OF INDEPENDENT AUDITORS

  Arthur Andersen LLP has been appointed to serve as the independent auditors for the Company and its subsidiary corporations for the fiscal year ending August 31, 1997. The appointment is being submitted to the shareholders for ratification. This firm has served as the independent auditors for the Company since 1924. Representatives of the firm are expected to be present at the Annual Meeting to respond to shareholders' questions and to have the opportunity to make any statements they consider appropriate. In the event the shareholders do not ratify the appointment of Arthur Andersen LLP, the selection of an independent auditor will be determined by the Audit Committee and the Board of Directors after careful consideration of any information submitted by the shareholders.

  During fiscal year 1996, the Audit Committee reviewed and approved in advance or ratified the scope of all of Arthur Andersen LLP's professional services rendered to the Company and related entities.

                 SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

  Shareholders may submit proposals appropriate for shareholder action at the Company's Annual Meeting consistent with the regulations of the Securities and Exchange Commission. For proposals to be considered for inclusion in the Proxy Statement for the 1998 Annual Meeting they must be received by the Company no later than July 23, 1997. Such proposals should be directed to Walgreen Co.,
Attention: Secretary, 200 Wilmot Road, Deerfield, Illinois 60015.

                                     By order of the Board of Directors.


                                     LOGO
                                               Julian A. Oettinger
                                                   Secretary

  THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, AND TO EACH PERSON REPRESENTING THAT AS OF THE RECORD DATE FOR THE MEETING HE OR SHE WAS A BENEFICIAL OWNER OF SHARES ENTITLED TO BE VOTED AT THE MEETING, ON WRITTEN REQUEST, A COPY OF THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO WALGREEN CO., ATTENTION: MR. JEFFREY A. REIN, TREASURER, 200 WILMOT ROAD, DEERFIELD, ILLINOIS 60015.

                                 WALGREEN CO.
                       RESTRICTED PERFORMANCE SHARE PLAN

                     SECTION 1. ESTABLISHMENT AND PURPOSE

     1.1 Establishment. WALGREEN CO., hereby establishes, effective as of September 1, 1980, a restricted performance share plan for executives as described herein which shall be known as the "WALGREEN CO. RESTRICTED PERFORMANCE SHARE PLAN" (hereinafter called the "Plan").

     1.2 Purpose. This Plan is intended to promote the interest of WALGREEN CO. (the "Company"), by providing a method whereby certain full-time key employees of the Company may be offered rewards that will encourage them to continue in the employ of the Company, and by providing such employees with an opportunity to become owners of WALGREEN CO.'s common stock under the terms and conditions, and in the manner contemplated by this Plan.

                           SECTION 2. ADMINISTRATION

     2.1 Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"). No member of the Committee shall be eligible to participate in this Plan nor in any other plan through which the Company's stock may be acquired.

     2.2 Finality of Determination. The determination of the Committee as to any disputed questions arising under this Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons.

     2.3 Expenses. The expenses of administering the Plan shall be borne by the Company.


                    SECTION 3. ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility. Shares of common stock, subject to performance requirements and restrictions as hereafter specified, may be granted only to full-time key employees of the Company without limitation as to length of service.

     3.2 Restricted Performance Award Grants. The Chief Executive Officer of the Company shall recommend, subject to approval of the Committee, who will be granted restricted performance awards, the amount of each individual grant, and the time or times when awards will be granted. The Committee shall determine whether the Chief Executive Officer will be granted a restricted performance award, the size of each grant, and the time or times when the award will be granted. Each grant shall be subject to the execution of a written agreement between the Company and the grantor setting forth the terms and conditions of the grant as determined by the Committee.

                       SECTION 4. SHARES SUBJECT TO PLAN

     4.1 Shares Subject to Plan. An aggregate of 250,000 shares of common stock, $2.50 par value per share, of the Company (the "Shares") shall be subject to this Plan either from authorized but heretofore unissued Shares, treasury shares or from Shares reacquired by the Company, including Shares purchased in the open market.

     4.2 Stock Splits/Stock Dividends. In the event of any change in the outstanding Shares of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of Shares, or the like, the aggregate number of and class of Shares issuable pursuant to subsection 4.1 and pursuant to any grant hereunder may be appropriately adjusted by the Committee, whose determination shall be conclusive.

     4.3 Reacquired Shares. If Shares issued pursuant hereto shall have been reacquired by the Company in connection with the restrictions imposed on such Shares pursuant to this Plan, such reacquired Shares again shall become available for issuance under the Plan prior to its termination.

                      SECTION 5. PERFORMANCE REQUIREMENTS

     5.1 Minimum Performance. The performance requirements hereafter specified are subject to a minimum return on invested capital performance level. The Chief Executive Officer, subject to approval by the Committee, shall establish the minimum return on invested capital level.

     5.2 Target Performance. The Chief Executive Officer, subject to approval by the Committee, shall establish a target performance goal at which 100% of the restricted performance award granted will be earned.

     5.3 Threshold Performance. The Chief Executive Officer, subject to approval by the Committee, shall also establish a threshold performance goal at which a reduced amount of the award granted will be earned. Below threshold performance, no award will be earned.

     5.4 Interim Performance. The Chief Executive Officer, subject to approval by the Committee, shall also establish various performance levels below the Target Performance Goal and above the Threshold Performance Goal at which a proportionate amount of the restricted performance award granted will be earned.

     5.5 Performance Period. Performance awards will be earned, to the extent prescribed by the performance standards, over a period of one year, the "Performance Period."

     5.6 Earned Awards. The earned restricted performance awards shall be paid in restricted performance shares and restricted cash. The amount of the award paid in restricted shares and cash shall be established by the Chief Executive Officer, subject to approval by the Committee, and the ratio of shares and cash may be varied, including payment of 100% in shares. The restricted shares shall be treated as described in Sections 6 and 7, and the restricted cash shall be treated as described in Section 8.

                    SECTION 6. RESTRICTED PERFORMANCE SHARES

     6.1 Transferability. The Restricted Performance Shares earned pursuant to subsection 5.5 may not be sold or otherwise alienated or hypothecated as long as the Company has the right to reacquire the Shares as hereinafter provided in this Section 6.

     6.2 Removal of Restrictions. Except as otherwise provided in Section 9, Restricted Performance Shares covered by each Restricted Performance Share award made under this Plan will become freely transferable by the participant at the end of a specified period of continued employment, the "Restriction Period." The Chief Executive Officer, subject to Committee approval, shall establish the restriction period.

     6.3 Other Restrictions. The Committee shall impose such other restrictions on any Shares granted pursuant to this Plan as it may deem advisable including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such Shares or Shares of the same class are then listed and under any blue sky or securities laws applicable to such Shares. Such other restrictions imposed on any grant need not be identical to other restrictions contained in grants to other grantees.

     6.4 Certificate Legend. In addition to any legends placed on certificates pursuant to subsection 6.3, each certificate representing Restricted Performance Shares granted pursuant to this Plan shall bear the following legend:

"The sale or other transfer of shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to the restrictions on transfer and resale obligations set forth in the Restricted Performance Share Plan of the Company. A copy of the Restricted Performance Share Plan may be obtained from the Secretary of the Company."

                     SECTION 7. VOTING AND DIVIDEND RIGHTS

     7.1 Voting Rights. Participants holding Restricted Performance Shares granted hereunder shall have full voting rights on those Shares.

     7.2 Dividend Rights. Participants holding Restricted Performance Shares granted hereunder shall have full dividend rights with such dividends being paid currently. If all or part of a dividend is paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Restricted Performance Shares that are the basis for the dividend.

                       SECTION 8. RESTRICTED CASH PAYMENT

     8.1 Removal of Restrictions. Except as otherwise provided in Section 9, restricted cash awards made under this Plan will be paid to the participant at the end of a specified period of continued employment, the "Restricted Period," as described in subsection 6.2.

                      SECTION 9. TERMINATION OF EMPLOYMENT

     9.1 Termination of Employment. In the event of a termination of employment with the Company of a participant prior to the end of the time periods specified in subsections 6.2 and 8.1, if such termination is for any reason other than normal retirement, death, total and permanent disability, or early retirement with the consent of the Committee, that participant's grant shall automatically be forfeited and rescinded as to all the Shares and Cash which are, at the date of such termination of employment, still subject to the time period restrictions imposed hereunder.

     9.2 Retirement, Death, Total and Permanent Disability. In the event that a participant granted Shares and Cash hereunder terminated employment with the Company because of normal retirement, death, total and permanent disability, or early retirement with the consent of the Committee, any uncompleted portion of a time period restriction, as set forth in subsections 6.2 and 8.1, shall be waived by the Company. The Shares thereby released from the time period restriction shall be thereafter freely transferable by the participant and the restricted cash awards made pursuant to subsection 8.1 shall be paid to the participant.

               SECTION 10.  AMENDMENT, SUSPENSION AND TERMINATION

     10.1 Amendment. This Plan may be amended at any time by the Board provided that, if this Plan shall have been approved by the shareholders of the Company, no such amendment shall increase the maximum number of Shares that may be issued pursuant to this Plan except pursuant to Section 4 hereof without the further approval of such shareholders.

     10.2 Suspension or Termination. The Board of Directors reserves the right to suspend or terminate the Plan at any time. The suspension or termination of this Plan, however, shall not affect any restrictions previously imposed on Shares and Cash issued pursuant to this Plan.

               SECTION 11.  MERGER, CONSOLIDATION, OR ACQUISITION

     11.1 Merger. Consolidation, or Acquisition. In the event of a merger, consolidation, or acquisition where the Company is not the surviving corporation, unless the successor or acquiring corporation shall elect to continue and carry on the Plan, all restrictions shall lapse on Shares and Cash issued pursuant to this Plan.

                           SECTION 12.  GOVERNING LAW

     12.1 Governing Law. The Plan and each Restricted Performance Share issued under the Plan shall be construed, administered, and governed in all respects under and by the laws of the State of Illinois.

         AMENDMENTS TO WALGREEN CO. RESTRICTED PERFORMANCE SHARE PLAN
         ------------------------------------------------------------

The WALGREEN CO. Restricted Performance Share Plan is hereby amended in the following respects, effective as of October 18, 1988:

     (1) Amend Section 9 by adding a new Section 9.3 to read as follows:

     9.3 Change of Control. Notwithstanding any other provisions of this Plan, upon a Change of Control all Shares shall be immediately released from the time period restriction and shall be freely transferable by participant and the restricted cash awards made pursuant to subsection 8.1 shall be paid to the participant within 30 days of the Change of Control.

     For the purposes of this Plan, "Change of Control" means any of the following events:

     (i) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

     (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

  (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

                 Walgreen Co. Restricted Performance Share Plan
                                Amendment No. 2



                                       I

A new Section 10.3 shall be added to read as follows:

    10.3 With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 ("1934 Act"), transactions under this plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the plan administrators.


                                       II

In all respects, except as otherwise set forth, the Plan shall remain in force and effect.

                 Walgreen Co. Restricted Performance Share Plan
                                Amendment No. 3
                                       I

A new Section 5.7 shall be added to the Plan to read as follows:

          "Following the determination by the Committee of the degree of attainment of the performance requirements established prior to the beginning of each Performance Period, the Committee may, at its sole discretion, negatively adjust the sizes of the awards which otherwise would be payable based on the degree of attainment of the performance requirements; provided, however, that in no event shall the Committee use its subjective discretion to increase the awards payable as determined pursuant to the preestablished goals."

                                       II

Section 9.2 of the Plan shall be amended to read as follows:

          "Retirement, Death, Total and Permanent Disability. Except as otherwise stated herein, in the event that a participant granted Shares and Cash hereunder terminated employment with the Company because of normal retirement, death, total and permanent disability, or early retirement with the consent of the Committee, any uncompleted portion of a time period restriction, as set forth in subsections 6.2 and 8.1., shall be waived by the Company. Provided, however, that in the event such a waiver on behalf of a Covered Employee under Section 162(m) of the Internal Revenue Code would result in the loss of the performance based exception under Section 162(m) and regulations promulgated thereunder, no such waiver shall apply in respect to a Covered Employee. The Shares thereby released from the time period restriction shall be thereafter freely transferable by the Participant and the restricted cash awards made pursuant to subsection 8.1 shall be paid to the Participant."

                                       III

In all respects, except as otherwise set forth, the Plan shall remain in force and effect.

                  Walgreen Restricted Performance Share Plan
                                Amendment No. 4



                                      I.

     Section 2.1 of the Plan shall be amended to read as follows:

          2.1 Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), consisting of three or more members appointed by the Board of Directors of the Company from those of its members not eligible to receive Awards and who satisfy such other requirements as may be necessary to qualify as "Nonemployee Directors" as that phrase is defined for purposes of the Securities and Exchange Commission's rules and regulations issued under Section 16 of the Securities Exchange Act of 1934 (the "1934 Act") and as "Outside Directors" as that phrase is defined for purposes of the Internal Revenue Service's (the Department of Treasury's) regulations issued under Section 162(m) of the Internal Revenue Code. The Committee may take action with regard to this Plan only upon the vote of a majority of the entire Committee or by written consent. The day-to-day administration of the Plan may be carried out by such officers and employees of the Company as may be designated by the Committee.


                                      II.

     Subsection 3.1 of the Plan shall be amended to read as follows:

          3.1 Eligibility. Shares of common stock, subject to performance requirements and restrictions as hereafter specified, may be granted only to full-time, key employees of the Company who are classified in Grade 18 (or its equivalent) or above, without limitation as to length of service. Eligible employees of the Company who have been granted shares of common stock are hereunder referred to as "participants."


                                     III.

     Subsection 3.2 of the Plan shall be amended to read as follows:

          3.2 Restricted Performance Award Grants. The Committee may from time to time, in its discretion and subject to the provisions of the Plan, determine those employees of the Company or its subsidiaries to whom restricted performance awards will be granted, the time or times when restricted performance awards will be granted, the number of shares of any restricted common stock which will be granted and the amount of any restricted cash award that will be granted. The amount of any restricted performance award shall be expressed in terms of the number of restricted shares awarded, the amount of restricted cash awarded or a combination of such restricted shares and restricted cash, provided that, as of the date of grant, the maximum number of restricted shares that may be awarded as part of a restricted performance award for any participant for any performance period (as defined in Subsection 5.5) shall not exceed 50,000 shares and the maximum amount of any restricted cash that may be awarded as part of a restricted performance award for any participant for any performance period (as defined in Subsection 5.5) shall not exceed $750,000. No restricted performance award shall actually become payable, whether payable in stock, cash, or partially in each, unless such restricted performance award has become an earned award pursuant to Section
     5. Each grant shall be subject to the execution of a written agreement between the Company and the participant to whom the award has been granted which agreement shall set forth the terms and conditions of the grant as determined by the Committee, including the precise performance target and performance threshold (described in Subsections 5.2 and 5.3) that must be attained for the award to be earned.

                                      IV.

Subsection 5.2 of the Plan shall be amended to read as follows:

     5.2 Performance Targets. The Committee shall establish the performance targets which must be attained for restricted awards to be earned, provided that the requirements of Subsection 5.1 have been met. Such performance goals shall be based upon increases in FIFO pretax earnings, adjusted for certain benefit costs and certain accounting adjustments deemed necessary by the Company to accurately reflect such earnings ("Pre-Tax FIFO Earnings"). Subject to the limitations of Subsection 3.2, such performance targets shall be determined as follows:

          a. Performance Target. The Committee shall establish a performance target, expressed as an increase in Pre-Tax FIFO Earnings, which must be attained for 100 percent of a participant's restricted performance award to be earned.

          b. Maximum Performance Target. The Committee shall establish a performance target, expressed as an increase in Pre-Tax FIFO Earnings greater than the level determined under Subsection 5.2(a), which must be attained for 120 percent of a participant's restricted performance award to be earned, provided that no award may be increased by operation of this Subsection 5.2(b) above the maximum level of such awards described in Subsection 3.2.

                                      V.

Subsection 5.4 of the Plan shall be amended to read as follows:

      5.4 Interim Performance. subject to Subsection 5.1, the Committee shall establish various performance targets between the Threshold Performance Goal and the Maximum Performance Target at which a proportionate amount of the restricted performance award will be earned.

                                      VI.

Subsection 5.1, 5.3, 5.6, and 6.2 of the Plan shall each be amended by deleting the phrase "Chief Executive Officer, subject to approval by" where that phrase appears in such Subsections.


                                     VII.

Subsection 9.2 of the Plan shall be amended to read as follows:

     9.2 Retirement, Death, Total and Permanent Disability. In the event that a participant granted Shares and Cash hereunder terminated employment with the Company because of normal retirement, death, total and permanent disability, or early retirement with the consent of the Committee, any uncompleted portion of a time period restriction (as set forth in Subsections 6.2 and 8.1) shall be waived by the Company. The earned Shares thereby released from the time period restrictions shall be thereafter freely transferable by the participant and the restricted cash awards made pursuant to Subsection 8.1 shall be paid to the participant. Notwithstanding any provision of this Plan to the contrary, in the event of the participant's death any shares which were previously transferable but were not previously transferred in a manner consistent with this Plan, any Shares which have become transferable because of the participant's death and any Cash which remains payable to the participant hereunder shall be distributed to the beneficiary or beneficiaries designated for this purpose on the most recent beneficiary designation from which was properly completed by the participant for such purpose on a form supplied by the Committee. If no such beneficiary or beneficiaries designated for this purpose on the most recent beneficiary designation has been made, the Committee shall distribute any Shares or Cash which remain to be distributed to the participant to the person, persons, trust, trusts, or other payees entitled to receive such amounts. If the Committee is not presented with reliable evidence that a recipient is entitled to receive such amounts pursuant to an appropriate transfer document signed by the participant, the Committee shall cause such amounts to be tendered to the participant's estate for distribution pursuant to applicable laws governing the distribution of the property of a deceased person, by will or pursuant to the laws of descent and distribution.

                                  WALGREEN CO.
                          EXECUTIVE STOCK OPTION PLAN
                    (AS AMENDED EFFECTIVE OCTOBER 13, 1992)

                                 WALGREEN CO.
                          EXECUTIVE STOCK OPTION PLAN
                    (AS AMENDED EFFECTIVE OCTOBER 13, 1992)

                               TABLE OF CONTENTS


SECTION 1. ESTABLISHMENT AND PURPOSE........................... 1
         1.1   THE PLAN........................................ 1
         1.2   PURPOSE......................................... 1
         1.3   EFFECTIVE DATE OF THE PLAN...................... 1

SECTION 2. PLAN ADMINISTRATION................................. 1
         2.1   ADMINISTRATION.................................. 1
         2.2   AUTHORIZED ACTIONS.............................. 2
         2.3   FINALITY OF DETERMINATION....................... 2

SECTION 3. ELIGIBILITY AND PARTICIPATION....................... 2
         3.1   ELIGIBILITY..................................... 2
         3.2   RIGHTS OF EMPLOYEES............................. 3

SECTION 4. SHARES SUBJECT TO THE PLAN.......................... 3
         4.1   NUMBER.......................................... 3
         4.2   UNUSED SHARES................................... 3
         4.3   ADJUSTMENT IN CAPITALIZATION.................... 4

SECTION 5. OPTIONS............................................. 4
         5.1   GRANT OF OPTIONS................................ 4
         5.2   ADDITIONAL ISO OPTION LIMITATION................ 4
         5.3   OPTION AGREEMENT................................ 5
         5.4   OPTION PRICE.................................... 5
         5.5   DURATION OF OPTIONS............................. 5
         5.6   OTHER TERMS AND CONDITIONS...................... 5
         5.7   EXERCISE........................................ 5
         5.8   PERIODS OF NON-EXERCISE......................... 6

SECTION 6. PURCHASE OF SHARES.................................. 6
         6.1   WRITTEN NOTICE.................................. 6
         6.2   PAYMENT......................................... 6
         6.3   ISSUANCE OF STOCK CERTIFICATES.................. 6
         6.4   PRIVILEGES OF A SHAREHOLDER..................... 6

SECTION 7. TERMINATION OF EMPLOYMENT........................... 7
         7.1   GENERAL......................................... 7
         7.2   DEATH........................................... 7
         7.3   DISABILITY...................................... 7
         7.4   RETIREMENT...................................... 7
         7.5   COMMITTEE DISCRETION TO EXTEND EXERCISE PERIOD.. 7


SECTION 8.   DURATION OF THE PLAN.........................................    8
        8.1  DURATION OF THE PLAN.........................................    8

SECTION 9.   AMENDMENT OR DISCONTINUANCE..................................    8
        9.1  AMENDMENT OR DISCONTINUANCE..................................    8

SECTION 10.  OTHER CONDITIONS.............................................    9
        10.1 TRANSFERABILITY OF OPTIONS...................................    9
        10.2 OTHER BENEFIT PLANS..........................................    9
        10.3 GOVERNMENT REGULATIONS.......................................    9
        10.4 SECTION 16 REQUIREMENTS......................................    9

                                 WALGREEN CO.
                          EXECUTIVE STOCK OPTION PLAN
                    (AS AMENDED EFFECTIVE OCTOBER 13, 1992)

                     SECTION 1. ESTABLISHMENT AND PURPOSE

  1.1 THE PLAN. Effective as of October 13, 1982, Walgreen Co. (the "Company") established this stock option plan for certain officers and key employees, which plan was then known as the "Walgreen Co. 1982 Executive Incentive Stock Option Plan." Effective as of January 1, 1989, the Plan was amended, restated and renamed as the "Walgreen Co. 1982 Executive Stock Option Plan." The plan as described herein is a further amendment and continuation of such plan and shall be known as the "WALGREEN CO. EXECUTIVE STOCK OPTION PLAN" (the "Plan").

  1.2 PURPOSE. The purpose of the Plan is to enable the Company and its subsidiaries (as subsidiaries are defined in Section 425(f) of the Internal Revenue Code of 1986, as amended, hereinafter referred to as the "Code") to attract and retain key employees of outstanding ability, to stimulate the efforts of such employees toward achievement of Company objectives and to encourage the identification of their interest with that of the Company's shareholders. It is intended that options issued pursuant to the Plan prior to January 1, 1989 shall constitute "Incentive Stock Options", containing such terms and conditions as required by Section 422A of the Code. Options granted on or after January 1, 1989 are only intended to constitute "Incentive Stock Options" to the extent that the Committee specifies such intention at the time such options are granted. The term "ISO Options" shall mean Incentive Stock Options granted pursuant to this Plan. The term "Nonqualified Options" shall mean options other than ISO Options granted pursuant to this Plan. The term "Options" shall mean both ISO Options and Nonqualified Options granted pursuant to this Plan.

  1.3. EFFECTIVE DATE OF THE PLAN. The Plan as originally adopted was effective as of October 13, 1982 (the "Original Effective Date"). The effective date of the Plan as set forth herein is October 13, 1992 (the "Effective Date").

                        SECTION 2. PLAN ADMINISTRATION

  2.1 ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), consisting of three or more members appointed by the Board of Directors of the Company from those of its members not eligible to receive Options and who satisfy such other requirements as may be necessary to qualify as "disinterested persons" as that phrase is defined for purposes of the Securities and Exchange Commission regulations issued under Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"). The Committee may take action with regard to this Plan only upon the vote of a majority of the entire Committee or by written consent. The day-to-day administration of the Plan may be carried out by such officers and employees of the Company as may be designated by the Committee.

  2.2 AUTHORIZED ACTIONS. The Committee shall have full power and authority to interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Options to be issued under the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. The Committee shall determine, within the limits of the express provisions of the Plan, the employees to whom, and the time or times at which, Options shall be granted, the number of shares of stock to be subject to each Option, the duration of each Option, the Option price of each Option, and the time or times within which (during the term of the Option) all or portions of each Option may be exercised.

  2.3 FINALITY OF DETERMINATION. The determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding, and conclusive upon all persons including the Company, its shareholders, and persons having any interests in Options which may be granted under the Plan.

                   SECTION 3. ELIGIBILITY AND PARTICIPATION

  3.1 ELIGIBILITY. Full-time, key employees of the Company or its subsidiaries, without limitation as to length of service as designated by the Committee from time to time by Option grants, shall be eligible to receive Options under the Plan. No Option shall be granted to any person who owns, directly or indirectly, shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company.

Eligible employees of the Company or its subsidiaries who have been granted and are in receipt of valid Options are hereunder referred to as "Participants."

  3.2 RIGHTS OF EMPLOYEES. Nothing in this Plan or in any Option shall interfere with or limit in any way the right of the Company and any of its subsidiaries to terminate any Participant's or employee's employment at any time, nor confer upon any employee any right to continue in the employ of the Company and any of its subsidiaries. No employee shall have a right to be selected as a Participant, nor, having been so selected to be selected again as a Participant.

                     SECTION 4. SHARES SUBJECT TO THE PLAN

  4.1 NUMBER. The maximum number of shares of common stock, $0.625 par value, of the Company (the "Shares") that may be optioned under the Plan on or after the effective date shall be the amount specified in (a) below, reduced in the manner specified in (b) below and adjusted, from time to time, in the manner specified in (c) below:

     (A) NUMERICAL LIMITATION. Except as provided in (b) and (c) below, no more than 2,404,480 shares of such common stock may be optioned after the effective date;

     (B) PRE-EFFECTIVE DATE GRANT REDUCTION. The number of shares determined in accordance with (a) above shall be reduced by the number of such shares of common stock with respect to which options are granted after July 7, 1992 and prior to October 13, 1992; and

     (C) CAPITALIZATION ADJUSTMENT. The number of shares determined in accordance with (a) and (b) above shall be subject to the adjustments, if any, required by Section 4.3 below.

Shares may consist, in whole or in part, of authorized but heretofore unissued Shares, treasury Shares or Shares reacquired by the Company, including Shares purchased by the Company in the open market.

  4.2 UNUSED SHARES. In the event any Shares that are subject to an Option which, for any reason, expires, is canceled, or is terminated unexercised as to such Shares, such Shares may again be subjected to an Option pursuant to this Plan.

  4.3 ADJUSTMENT IN CAPITALIZATION. In the event of any change (increase or decrease) in the outstanding shares of the Company by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of Shares, or otherwise, the aggregate number of Shares available under this Plan and the number of Shares subject to each outstanding Option and the Option prices shall be appropriately adjusted by the Committee, whose determination shall be conclusive; provided, however, that fractional Shares shall be rounded to the nearest whole Share.

                              SECTION 5. OPTIONS

  5.1 GRANT OF OPTIONS. The Committee may from time to time at its discretion, subject to the provisions of the Plan, determine those employees of the Company or its subsidiaries to whom Options shall be granted, the Option price, the number of shares subject to such Options, and the dates on which such Options are to be granted. An eligible employee may be granted more than one Option. The aggregate number of Shares that may be optioned under the Plan and outstanding to any employee under this Plan is limited to the extent provided in Section
4.1. Notwithstanding the foregoing, no Options shall be granted under this Plan after the effective date and prior to shareholder approval of this Plan unless such grant or grants are expressly conditioned upon such shareholder approval.

  5.2 ADDITIONAL ISO OPTION LIMITATION. The grant and exercise of ISO Options are subject to the following annual limitations in addition to any other limitations applicable under the terms of this Plan:

  (A) With respect to ISO Options granted prior to January 1, 1987, the aggregate amount of fair market value of shares (the fair market value of a Share on the date of grant times the number of Shares optioned under the grant) for which any employee may be granted ISO Options in any calendar year under this Plan (and any other Incentive Stock Option plan which the Company or its subsidiaries may have) shall not exceed $100,000 plus any unused limit carryover calculated in accordance with the provisions of Section 422A(c)(4) of the Code, as then in effect; and

  (B) With respect to ISO Options granted after December 31, 1986, the aggregate amount of fair market value of shares (the fair market value of a Share on the date of grant times the number of Shares optioned under the grant) for which an employee may first exercise ISO Options in any calendar year under this Plan (and any other Incentive Stock Option plan which the Company or its subsidiaries may have) shall not exceed $100,000.

  5.3 OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by a written stock Option Agreement setting forth the terms upon which the Option is granted. Each Option Agreement shall state the number of Shares, as designated by the Committee, to which that Option pertains. The appropriate officers of the Company are hereby authorized to execute and deliver Option agreements in the name of the Company, as directed from time to time by the Committee. No Participant shall have any rights with respect to the exercise of an Option unless and until he or she shall have executed and delivered to the Committee an Option Agreement in form and substance acceptable to the Committee.

  5.4 OPTION PRICE. The Option price per Share under each Option shall be determined by the Committee and stated in the Option Agreement. The Option price shall not be less than 100 percent of the fair market value, and in any event not less than the par value, of a Share on the day the Option is granted, as such value is determined by the Committee. Such fair market value shall be not less than the closing price of a share of stock on the New York Stock Exchange on the last trading day preceding the day the Option is granted.

  5.5 DURATION OF OPTIONS. Each Option shall be of a duration specified in the Option Agreement. All rights to exercise an Option shall expire not later than ten years from the date on which the Option is granted.

  5.6 OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate.

  5.7 EXERCISE. Subject to Section 5.8, each Option may be exercised, as long as it is valid and outstanding, from time to time, in part or as a whole and in such manner and subject to such conditions as the Committee in its discretion may provide in the Option Agreements, provided that no partial exercise may be for less than ten (10) full Shares. Notwithstanding the above, no ISO Option granted to an employee under this Plan prior to July 13, 1988 shall be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Code) any Option, previously granted to such employee under this Plan or any other Plan of the Company meeting the requirements of Section 422A of the Code, to purchase Shares. For such purpose an Option shall be treated as outstanding until such Option is exercised in full or expires by reason of lapse of time.

  5.8 PERIODS OF NON-EXERCISE. To the extent required to satisfy exemptions established from time to time by the Securities and Exchange Commission issued under Section 16 of the 1934 Act, the Committee may prohibit or restrict the effectiveness of any exercise hereunder for a period of up to six months. Options not subject to such restrictions may be exercised at such time as the Committee, in its discretion, may designate. No Options granted subject to the shareholder approval condition described in Section 5.1 may be exercised until such shareholder approval has been received.

                         SECTION 6. PURCHASE OF SHARES

  6.1 WRITTEN NOTICE. The holder of an Option wishing to exercise an Option shall give written notice to the Company. The date the Company receives written notice of an exercise, and full payment for the Shares exercised pursuant to the Option, shall be considered as the date such Option, or the portion thereof specified in written notice, is exercised (the "Exercise Date").

  6.2 PAYMENT. Payment in full shall be made for the number of Shares purchased, as specified in the written notice, at the same time written notice of exercise of an Option is given to the Company. Payment of the Option price may be made in cash, or by delivery of Shares of the Company equivalent in fair market value to the Option price on the Exercise Date, or partly in cash and partly in Shares, as the Committee may from time to time determine. The proceeds from such payment shall constitute general funds of the Company.

  6.3 ISSUANCE OF STOCK CERTIFICATES. As soon as possible after receipt of written notice and payment, the Company shall, without stock issue or transfer taxes to the Participant, deliver to the holder of the Option a certificate or certificates for the requisite number of Shares.

  6.4 PRIVILEGES OF A SHAREHOLDER. The holder of an Option shall not have shareholder privileges with respect to any Share covered by the Option until the date of issuance of a stock certificate to him or her for such Shares. No adjustments shall be made for dividends or distributions or other rights in respect to such Shares for which the record date is prior to the date on which the Participant became the holder of record thereof.

                      SECTION 7. TERMINATION OF EMPLOYMENT

  7.1 GENERAL. If the employment of an employee to whom an Option is granted should terminate for any reason, other than death, retirement, or total and permanent disability, his or her Option shall terminate on the date employment terminates unless the Committee, in its discretion, grants the right to exercise the Option within 90 days after the date employment terminates, but only to the extent he or she was entitled to exercise the Option on the date of termination. Any Options or portions of Options of terminated employees not exercised shall terminate.

  7.2 DEATH. Except as provided in Section 7.5, if the employee to whom an Option was granted shall die while in the employ of the Company or a subsidiary, the executor or administrator of his or her estate or the person or persons who acquired the right to exercise the Option by bequest or inheritance or by reason of his or her death may, at any time within one year after the date of death but not later than the date of expiration of the Option, exercise the Option to the extent the optionee was entitled to do so on the date of death. Options or portions of Options of deceased employees not so exercised shall terminate.

  7.3 DISABILITY. Except as provided in Section 7.5, in the event of termination of employment with the Company or a subsidiary due to total and permanent disability, the employee to whom an Option is granted may exercise the Option, to the extent that it is exercisable, at any time within one year after the date of such total and permanent disability but not later than the date of expiration of the Option.

  7.4 RETIREMENT. Except as provided in Section 7.5, if the employee to whom an Option was granted shall be retired in good standing from the employ of the Company for reasons of age under the then-established rules of the Company, the employee may exercise the Option, to the extent that it is exercisable, at any time within 90 days after the date of such retirement but not later than the date of expiration of the Option.

  7.5 COMMITTEE DISCRETION TO EXTEND EXERCISE PERIOD. Notwithstanding the provisions of Sections 7.1, 7.2, 7.3 and 7.4, the Committee may extend the time periods for exercise of Options which would otherwise be applicable under such Sections, at its sole discretion, to reflect the employee's role, if any, in developing the Company's long term business objectives or to accomplish such other business purposes of the Company as may be determined by the Committee. The Committee may extend such time periods for a period not to exceed 60 months from the date of the employee's death, disability, retirement or employment termination, provided that such exercise period shall not extend beyond the original expiration date specified in the Option Agreement.

                        SECTION 8. DURATION OF THE PLAN

  8.1 DURATION OF THE PLAN. The Plan shall remain in effect until October 13, 2002, but Options may extend beyond that date in accordance with the provisions of the Plan.

                    SECTION 9. AMENDMENT OR DISCONTINUANCE

  9.1 AMENDMENT OR DISCONTINUANCE. The Board of Directors of the Company may alter, suspend, or discontinue the Plan, but may not, without the approval of the shareholders of the Company, make any alteration which would:
       (A) Increase the aggregate number of Shares subject to Option under the Plan, except as provided in Section 4.3;

       (B)  Decrease the minimum Option price;

       (C) Increase the maximum number of shares for which an Option or Options may be granted to any one employee, except as provided in Section 4.3;

       (D) Permit any member of the Board of Directors of the Company who is not an officer or employee of the Company or subsidiary, or any member of the Committee, to become eligible for Options under the Plan; or

       (E) Extend the term of the Plan or the maximum period during which any Option may be exercised.

The Board of Directors may not revoke or alter, in a manner unfavorable to the holder, any outstanding Option, without the consent of the holder. Amendments may only be made more frequently than once every six months if the Committee determines such amendments will not adversely affect an exemption from the restrictions of Section 16 of the 1934 Act.

                         SECTION 10.  OTHER CONDITIONS

     10.1 TRANSFERABILITY OF OPTIONS. An Option shall not be transferable except by will or the laws of descent and distribution and an Option may be exercised, during the optionee's lifetime, only by the optionee.

     10.2 OTHER BENEFIT PLANS. No Options under this Plan shall be taken into account in determining any benefits under any other benefit plan or profit sharing plan maintained by the Company.

     10.3 GOVERNMENT REGULATIONS. The Plan, and the granting and exercise of Options thereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals, registration, and listing requirements by any governmental agencies or national securities exchanges as may be required.

     10.4 SECTION 16 REQUIREMENTS. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee or of any person or persons acting on the Committee's behalf fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

             AMENDMENT TO WALGREEN CO. EXECUTIVE STOCK OPTION PLAN
             -----------------------------------------------------

                                       I.

Section 1.1 of the Plan shall be amended to read as follows:

     1.1 The Plan. Effective as of October 13, 1982, Walgreen Co. (the "Company") established this stock option plan for certain officers and key employees, which plan was then known as the "Walgreen Co. 1982 Executive Incentive Stock Option Plan." Effective as of January 1, 1989, the Plan was amended, restated, and renamed as the "Walgreen Co. 1982 Executive Stock Option Plan." Effective as of October 13, 1992, the Plan was amended, restated, and renamed as the "Walgreen Co. Executive Stock Option Plan" (the "Plan"). The Plan as described herein reflects a further amendment effective as of October 9, 1996.

                                      II.

Section 1.3 of the Plan shall be amended to read as follows:

     1.3 Effective Date of the Plan. The Plan as originally adopted was effective as of October 13, 1982 (the "Original Effective Date"). The effective date of the Plan as set forth herein is October 9,1996 (the "Effective Date.").

                                      III.

Section 2.1 of the Plan shall be amended to read as follows:

     2.1 Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee") consisting of three or more members appointed by the Board of Directors of the Company from those of its members not eligible to receive Options and who satisfy such other requirements as may be necessary to qualify as "Non-Employee Directors" as that phrase is defined for purposes of the Securities and Exchange Commission's (the "Commission") rules and regulations issued under Section 16 of the Securities and Exchange Act of 1934 (the "1934 Act") and as "Outside Directors" as that phrase is defined for purposes of the Internal Revenue Service's (the Department of Treasury's) regulations issued under Section 162(m) of the Internal Revenue Code. This Committee may take action with regard to this Plan only upon the vote of a majority of the entire Committee or by written consent. The day-to-day administration of the Plan may be carried out by such officers and employees of the Company as may be designated by the Committee.

                                      IV.

Section 3.1 of the Plan shall be amended to read as follows:

     3.1 Eligibility. Full-time, key employees of the Company or its subsidiaries who are classified in Grade 12 (or its equivalent) or above, as designated by the Committee from time to time and without limitation as to length of service, shall be eligible to receive Options under the Plan. No Option shall be granted to any person who owns, directly or indirectly, shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company. Eligible employees of the Company or its subsidiaries who have been granted and are in receipt of valid Options pursuant to this Plan are hereunder referred to as "Participants."

                                      V.

Section 4.1 of the Plan shall be amended to read as follows:

     4.1 Number. The aggregate number of shares of common stock, $.3125 par value of the Company (the "Shares"), that may be optioned under the Plan shall be determined as follows:

     (a) Prior to October 9, 1996. No more than 9,600,000 shares may be optioned during the period beginning on the Original Effective Date and ending immediately prior to the Effective Date; and

     (b) On or After October 9, 1996. No more than 9,600,000 shares may be optioned hereunder on or after the Effective Date. Notwithstanding the foregoing, no Options shall be granted under this Plan on or after the Effective Date and Prior to shareholder approval of the amendment of the Plan effective as of such date unless such grant or grants are expressly conditioned upon such shareholder approval.

     Shares may consist, in whole or in part, of authorized but heretofore unissued Shares, treasury Shares, or Shares reacquired by the Company, including Shares purchased by the Company in the open market.

                                      VI.

Section 5.1 of the Plan shall be amended to read as follows:

     5.1 Grant of Options. The Committee may from time to time at its discretion, subject to the provisions of the Plan, determine those employees of the Company or its subsidiaries to whom Options shall be granted, the Option price, the number of shares subject to such Options, and the dates on which such Options are to be granted. An eligible employee may be granted more than one Option. The aggregate number of Shares with respect to which options may be granted during any 12-month period to any participant under this Plan is limited to 250,000 shares as adjusted by
     Section 4.3.

                                     VII.

Section 7.2 of the Plan shall be amended to read as follows:

     7.2 Death. Except as provided in Section 7.5, if the employee to whom an Option was granted shall die while in the employ of the Company or a subsidiary, the Participant's designated beneficiary (or the executor or administrator of his or her estate or the person or persons who acquired the right to exercise the Option by bequest or inheritance or by reason of his or her death, if the Participant failed to properly designate a beneficiary) may, at any time within one year after the date of death but not later than the date of expiration of the Option, exercise the Option to the extent the optionee was entitled to do so on the date of death. Options or portions of Options of deceased employees not so exercised shall terminate. A Participant may designate a beneficiary for this purpose, including a beneficiary that is a trust, by properly completing a beneficiary designation form supplied by the Committee.

                                     VIII.

Section 8.1 of the Plan shall be amended to read as follows:

     8.1 Duration of the Plan. The Plan shall remain in effect until October 9, 2006, but Options may extend beyond that date in accordance with the provisions of the Plan.

                                      IX.

Section 10.1 of the Plan shall be amended to read as follows:

     10.1 Transferability of Options. An option shall not be transferable except by beneficiary designation, by will, or the laws of descent and distribution (as described in Section 7.2). An Option may be exercised, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, transfers by a Participant of options granted after October 9, 1996 shall be recognized and given effect if such options are transferred to a grantor trust established pursuant to Sections 674, 675, 676, and 677 of the Internal Revenue Code of 1986 for the benefit of the participant or a person or persons who are members of his or her immediate family (or for the benefit of their descendants), provided that any such transfer has not been disclaimed prior to the exercise of such options by the trustee of such trust and the trustee of such trust certifies to the Committee that such transfer occurred without any payment of consideration for such transfer.

    ---                                                                  ---


PROXY                                                                      PROXY

                              [WALGREEN CO. LOGO]

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned hereby appoints CHARLES R. WALGREEN III, L. DANIEL JORNDT and CHARLES D. HUNTER, or any of them, with full power of substitution, as attorneys and proxies to vote all shares of common stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of WALGREEN CO. (and any adjournment thereof) to be held at the Arthur Rubloff Auditorium of the Art Institute of Chicago, Michigan Avenue and Adams Street, Chicago, Illinois, on Wednesday, January 8, 1997, upon the matters referred to on the reverse side and, in their discretion, upon such other matters as may properly come before the meeting.

NOMINEES:

Charles R. Walgreen III, William C. Foote, James J. Howard, Charles D. Hunter,
L. Daniel Jorndt, Cordell Reed, John B. Schwemm, William H. Springer, Marilou
M. von Ferstel.

 This proxy when properly executed will be voted as directed. If no direction is specified this proxy will be voted FOR election of directors, FOR approval of the amendment to the Walgreen Co. Restricted Performance Share Plan, FOR approval of the amendment to the Walgreen Co. Executive Stock Option Plan and FOR ratification of Arthur Andersen LLP as auditors.

 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                 (Continued and to be signed on reverse side.)


    ---                                                                  ---
--------------------------------------------------------------------------------

                             . DETACH PROXY CARD .


                                ADMISSION TICKET

                                [WALGREENS LOGO]

                         ANNUAL MEETING OF SHAREHOLDERS
                           Wednesday, January 8, 1997
                         2:00 PM Central Standard Time
           Arthur Rubloff Auditorium of the Art Institute of Chicago
                         Michigan Avenue & Adams Street
                               Chicago, Illinois
  Please use the Columbus Drive entrance located at the rear of the building.

                                     AGENDA

                            . Introduction and Welcome
                            . Chairman's Remarks
                            . President's Remarks
                            . Results of Shareholder Voting
                            . Questions and Answers

 Please present this original for admission. Photocopies will not be accepted.
         You may be asked for identification at the time of admission.

         --                                                        --

                     WALGREEN CO.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]
                                                    --------------------


1. Election of Directors
   Nominees: Charles R. Walgreen III, William C. Foote, James J. Howard, Charles D. Hunter, L. Daniel Jorndt, Cordell Reed, John B. Schwemm, William
   H. Springer, Marilou M. von Ferstel.


   -----------------------------------
   *(Except nominee(s) written above.)

                       For         Withheld          For All
                       All            All            Except*
                       [_]            [_]              [_]

2. Approval of amendment to the Walgreen Co. Restricted Performance Share Plan.

                       For          Against          Abstain
                       [_]            [_]              [_]

3. Approval of amendment to the Walgreen Co. Executive Stock Option Plan.

                       For          Against          Abstain
                       [_]            [_]              [_]

4. Ratification of the appointment of Arthur Andersen LLP as auditors.

                       For          Against          Abstain
                       [_]            [_]              [_]

5. In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (1) THROUGH (4).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS SPECIFIED THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS, FOR APPROVAL OF THE AMENDMENT TO THE WALGREEN CO. RESTRICTED PERFORMANCE SHARE PLAN, FOR APPROVAL OF THE AMENDMENT TO THE WALGREEN CO. EXECUTIVE STOCK OPTION PLAN AND FOR RATIFICATION OF ARTHUR ANDERSEN LLP AS AUDITORS.

                                       The signatory hereby acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.


                                                 Dated: _______________________

                                       Signature(s)____________________________

                                       ________________________________________
                                       PLEASE SIGN EXACTLY AS YOUR NAME APPEARS.
                                       JOINT OWNERS SHOULD EACH SIGN. WHERE
                                       APPLICABLE, INDICATE YOUR OFFICIAL
                                       POSITION OR REPRESENTATION CAPACITY.

--------------------------------------------------------------------------------

   PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
          ----

                            [PROXY CARD ARROW LOGO]


To Our Shareholders:

  Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented.
Accordingly, please complete and sign the proxy card printed above, tear at the perforation, and mail the card in the enclosed postage paid envelope addressed to Walgreen Co. c/o Harris Trust and Savings
Bank.

                                                                    LOGO